UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 30, 2021

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed, on November 23, 2021, BeiGene, Ltd. (the “Company” or “BeiGene”) announced the commencement of an initial public offering (the “STAR Offering”) on the Science and Technology Innovation Board (the “STAR Market”) of the Shanghai Stock Exchange (the “SSE”) in China. The total number of shares being offered in the STAR Offering is 115,055,260 ordinary shares, par value $0.0001 per share (or 132,313,260 ordinary shares if China International Capital Corporation Limited exercises its option to obligate us to issue additional ordinary shares in full). The shares offered in the STAR Offering (the “RMB Shares”) will be issued to and subscribed for by permitted investors in the People’s Republic of China (the “PRC”) and listed and traded on the STAR Market in Renminbi. In addition, the Company has granted China International Capital Corporation Limited a 30-day overallotment option for up to 17,258,000 additional RMB Shares. The consummation of the STAR Offering is subject to, among other things, market conditions and customary closing conditions.

In accordance with applicable PRC laws and regulations, the STAR Offering will be conducted solely within the PRC and only to permitted investors who are eligible to participate in the STAR Offering in accordance with applicable PRC securities laws and regulations, and rules promulgated by the SSE and the China Securities Regulatory Commission (the “CSRC”). The STAR Offering will be conducted pursuant to a prospectus (the “PRC Prospectus”) and other offering materials prepared by the Company in Chinese language and as approved by and registered with the SSE and the CSRC, which are only permitted to be used within the PRC. An automatically effective shelf registration statement on Form S-3 was filed with the Securities and Exchange Commission (the “SEC”) on May 11, 2020 (the “Registration Statement”). A preliminary prospectus supplement relating to and describing the key terms of the STAR Offering was filed with the SEC on November 23, 2021 (the “Preliminary Prospectus Supplement”) and is available on the SEC’s website at www.sec.gov. The final terms of the STAR Offering are disclosed in a final prospectus supplement filed with the SEC on December 1, 2021 (the “Final Prospectus Supplement”, together with the Registration Statement, including the accompany prospectus included therein, and the Preliminary Prospectus Supplement, the “U.S. Registration Documents”). The purpose of the U.S. Registration Documents is to register all RMB Shares offered in the STAR Offering under the Securities Act of 1933, as amended (the “Securities Act”), to ensure that the offer and sale of the RMB Shares, if any, to permitted investors who are U.S. persons (as defined in Regulation S under the Securities Act) in transactions outside the United States will not violate the registration requirements under Section 5 of the Securities Act.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the RMB Shares, nor shall there be any offer or sale of the RMB Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 1.01. Entry into a Material Definitive Agreement.

On November 30, 2021, the Company entered into a letter agreement (the “U.S. Letter Agreement”) with China International Capital Corporation Limited, Goldman Sachs Gao Hua Securities Co. Ltd., Goldman Sachs (Asia) L.L.C., and J.P. Morgan Securities (China) Company Limited, as the representatives (the “Representatives”) of the several underwriters listed on Schedule I thereto (the “Underwriters”), which sets forth certain arrangements with respect to matters in relation to the registration of the RMB Shares in the United States pursuant to the Securities Act and the rights and obligations of each party to the U.S. Letter Agreement in such matters.

The Company made certain customary representations, warranties and covenants concerning the Company, the RMB Shares, the STAR Offering and the U.S. Registration Documents in the U.S. Letter Agreement and also agreed to indemnify the Representatives and the Underwriters against certain liabilities, including liabilities under the Securities Act.

The representations and warranties and other statements in the U.S. Letter Agreement (i) speak only as to the date on which they were made, and may be modified or qualified by disclosures, agreements or understandings among the parties, which the parties believe are not required by the securities laws to be publicly disclosed, and (ii) may be subject to a different materiality standard than the standard that is applicable to disclosures to investors. Moreover, information concerning the subject matter of the representations and warranties and other statements made in the U.S. Letter Agreement would likely change after the date thereof, and subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, investors should not rely upon representations and warranties and other statements in the U.S. Letter Agreement as factual characterizations of the actual state of affairs of the Company. Investors should instead look to disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

The foregoing description of certain terms of the U.S. Letter Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the U.S. Letter Agreement, which is attached as Exhibit 1.1 hereto and is incorporated by reference herein. A copy of the opinion of Mourant Ozannes, relating to the legality of the RMB Shares being sold in the STAR Offering, is filed as Exhibit 5.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

On December 1, 2021, the Company entered into an agreement governed by the PRC law with the Underwriters in connection with the STAR Offering (the “PRC Underwriting Agreement”). Pursuant to the PRC Underwriting Agreement, the Company agreed to offer 115,055,260 ordinary shares (or 132,313,260 ordinary shares if China International Capital Corporation Limited exercises its option to obligate us to issue additional ordinary shares in full), par value $0.0001 per share, which represents 8.62% (or 9.79% if China International Capital Corporation Limited exercises its option to obligate us to issue additional ordinary shares in full) of the Company's total outstanding ordinary shares as of October 31, 2021, after giving effect to the shares offered. The public offering price of the RMB Shares is RMB192.60 per ordinary share, which equates to HK$234.89 per ordinary share and US$391.68 per American Depositary Share (“ADS”), based on an assumed exchange rate of RMB0.81996 to HK$1.00 and RMB6.3924 to US$1.00. Each ADS represents 13 ordinary shares. The gross proceeds to the Company from the STAR Offering, before deducting underwriting commissions and other estimated offering expenses, are expected to be approximately RMB22.2 billion, or approximately US$3.5 billion, based on an assumed exchange rate of RMB6.3924 to US$1.00. The Company expects to use the net proceeds from the STAR Offering to fund its research and clinical development, construction of its research and development centers and a manufacturing plant in China, sales and marketing force expansion in China, and for working capital and general corporate purposes.

Pursuant to the terms and subject to the conditions to closing as set forth in the PRC Underwriting Agreement, the Underwriters have agreed to procure subscription applications for the RMB Shares and undertake other actions to facilitate the sale, offering and distribution of the RMB Shares in the PRC. In particular, in accordance with the rules of the SSE, affiliates of China International Capital Corporation Limited and Goldman Sachs Gao Hua Securities Co. Ltd. (the “PRC Joint Sponsors”) will participate in the STAR Offering as strategic investors and subscribe for up to 2% of the total RMB Shares to be sold in the STAR Offering for their own accounts using their own funds. In the event where there are insufficient orders to subscribe for the RMB Shares, the Underwriters have agreed to purchase such remaining amount in proportion to their respective subscription commitment specified in certain underwriting syndicate agreement among all of the Underwriters. The Company made certain customary representations, warranties and covenants concerning the Company, the RMB Shares, the STAR Offering and the PRC Prospectus in the PRC Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities.

In connection with the STAR Offering, the Company included the following risk factor in the Preliminary Prospectus Supplement and the Final Prospectus Supplement, which also supplements the risk factors described under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021, and should be read in conjunction with the other risk factors presented in such Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Risks Related to the RMB Shares, Offshore Shares, American Depositary Shares and the STAR Offering

The triple listing of our ADSs, Offshore Shares and RMB Shares may adversely affect the liquidity and value of our ADSs, Offshore Shares and/or RMB Shares.

Our ADSs are traded on the NASDAQ, our existing ordinary shares maintained on our Cayman register in Cayman Islands and Hong Kong register in Hong Kong, or Offshore Shares, are traded on the HKEx, and our RMB Shares will be traded on the STAR Market upon completion of the STAR Offering. The triple listing of our ADSs, Offshore Shares and RMB Shares may dilute the liquidity of these securities in one or all three markets and may adversely affect the maintenance of an active trading market for ADSs in the United States, the Offshore Shares in Hong Kong, or the RMB Shares in the PRC. The price of our ADSs, Offshore Shares and RMB Shares could also be adversely affected by trading of our securities on other markets. We may decide at some point in the future to delist our RMB Shares from the STAR Market, and our shareholders may approve such delisting. We cannot predict the effect such delisting of our RMB Shares on the STAR Market would have on the market price of our ADSs on the NASDAQ or our Offshore Shares on the HKEx.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, including statements regarding the STAR Offering. Actual results may differ materially from those indicated in the forward-looking statements as a result of various important factors, including the possibility that the conditions, including market conditions and customary closing conditions related to the STAR Offering, will not be met and that BeiGene will be unable to consummate the STAR Offering; the possibility that BeiGene will not realize the expected benefits of the transaction; BeiGene's ability to demonstrate the efficacy and safety of its drug candidates; the clinical results for its drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; BeiGene's ability to achieve commercial success for its marketed medicines and drug candidates, if approved; BeiGene's ability to obtain and maintain protection of intellectual property for its medicines and technology; BeiGene's reliance on third parties to conduct drug development, manufacturing and other services; BeiGene’s limited experience in obtaining regulatory approvals and commercializing pharmaceutical products and its ability to obtain additional funding for operations and to complete the development and commercialization of its drug candidates and achieve and maintain profitability; the impact of the COVID-19 pandemic on the BeiGene’s clinical development, regulatory, commercial, and other operations, as well as those risks more fully discussed in the section entitled “Risk Factors” in BeiGene’s most recent quarterly report on Form 10-Q as well as discussions of potential risks, uncertainties, and other important factors in BeiGene's subsequent filings with the U.S. Securities and Exchange Commission. All information in this Current Report is as of the date of this Current Report, and BeiGene undertakes no duty to update such information unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1
U.S. Letter Agreement, dated as of November 30, 2021, by and among the Company and China International Capital Corporation Limited, Goldman Sachs Gao Hua Securities Co. Ltd., Goldman Sachs (Asia) L.L.C., and J.P. Morgan Securities (China) Company Limited, as the representatives of the several underwriters listed on Schedule I thereto

5.1	Opinion of Mourant Ozannes

23.1	Consent of Mourant Ozannes (included in Exhibit 5.1)

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description

1.1
U.S. Letter Agreement, dated as of November 30, 2021, by and among the Company and China International Capital Corporation Limited, Goldman Sachs Gao Hua Securities Co. Ltd., Goldman Sachs (Asia) L.L.C., and J.P. Morgan Securities (China) Company Limited, as the representatives of the several underwriters listed on Schedule I thereto

5.1	Opinion of Mourant Ozannes

23.1	Consent of Mourant Ozannes (included in Exhibit 5.1)

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: December 6, 2021	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel